Exhibit 24

POWER OF ATTORNEY

STATE OF: MARYLAND

Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints Eric M. Westbury and Trey Stafford, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ IRALINE BARNES                                  10/23/02
------------------------                            --------
Signature of Director                                 Date
Iraline G. Barnes

On this 23rd day of October, 2002, before me Beverly Lynch Carter the undersigned Notary Public, personally appeared [Iraline G. Barnes] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ BEVERLY LYNCH CARTER
------------------------
      Notary Public

MY COMMISSION EXPIRES JULY 27, 2004

POWER OF ATTORNEY

STATE OF: SOUTH CAROLINA

Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints Eric M. Westbury and Trey Stafford, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ NANCY HOPKINSON                                 10/28/02
------------------------                            --------
Signature of Director                                 Date
Nancy Hopkinson

On this 28th day of October, 2002, before me Nancy Quaranta the undersigned Notary Public, personally appeared [Nancy Hopkinson] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ NANCY QUARANTA
------------------------
Notary Public

MY COMMISSION EXPIRES MAY 2, 2011

POWER OF ATTORNEY

STATE OF: DISTRICT OF COLUMBIA

Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints Eric M. Westbury and Trey Stafford, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ BRIAN MURPHY                                    10/23/02
------------------------                            --------
Signature of Director                                 Date
Brian Murphy

On this 23rd day of October, 2002, before me Paul D. Lancaster the undersigned Notary Public, personally appeared [Brian Murphy] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ PAUL D. LANCASTER
------------------------
Notary Public

MY COMMISSION EXPIRES JUNE 14, 2007

POWER OF ATTORNEY

STATE OF: DISTRICT OF COLUMBIA

Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints Eric M. Westbury and Trey Stafford, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ MARIALICE WILLIAMS                              10/28/02
------------------------                            --------
Signature of Director                                 Date
Marialice Williams

On this 28th day of October, 2002, before me JoAnn Davis the undersigned Notary Public, personally appeared [Marialice Williams] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ JOANN DAVIS
------------------------
Notary Public

MY COMMISSION EXPIRES MAY 31, 2006